UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Royalty Interest Global Amendments

On March 6, 2026, Jaguar Health, Inc. (the “Company”) entered into an amendment (the “Uptown 2020 Royalty Interest Global Amendment No. 4”) to the royalty interest in the original principal amount of $12 million, as amended (the “Uptown 2020 Royalty Interest”) with Uptown Capital, LLC (f/k/a Irving Park Capital, LLC; “Uptown”), as amended, pursuant to which, (i) the starting date for the Company to make the monthly Royalty Payment under the Uptown 2020 Royalty Interest would be postponed from April 1, 2026 to July 1, 2026, and (ii) the Royalty Repayment Amount (as defined in the Uptown 2020 Royalty Interest) would be reduced by ten percent. Immediately following completion of such reduction, the Royalty Repayment Amount would become $11,125,282.54.

On March 6, 2026, the Company also entered into an amendment (the “Streeterville 2022 Royalty Interest Global Amendment No. 4”) to the royalty interest in the original principal amount of $12 million, as amended (the “Streeterville 2022 Royalty Interest”) with Streeterville Capital, LLC (“Streeterville”), pursuant to which, (i) the starting date for the Company to make the monthly Royalty Payment under the Streeterville 2022 Royalty Interest would be postponed from April 1, 2026 to July 1, 2026, and (ii) the Royalty Repayment Amount (as defined in the Streeterville 2022 Royalty Interest) would be reduced by ten percent. Immediately following completion of such reduction, the Royalty Repayment Amount would become $12,428,782.20.

The foregoing descriptions of the Uptown 2020 Royalty Interest Global Amendment No. 4 and Streeterville 2022 Royalty Interest Global Amendment No. 4 do not purport to be complete and are qualified in their respective entirety by reference to the Uptown 2020 Royalty Interest Global Amendment No. 4 and Streeterville 2022 Royalty Interest Global Amendment No. 4, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Note Amendments

On March 6, 2026, the Company and Napo Pharmaceuticals, Inc., the Company’s wholly-owned subsidiary (“Napo” and together with the Company, the “Borrower”), entered into an amendment (the “2021 Note Amendment No. 3”) with Streeterville to the secured promissory note in the original principal amount of $6,220,812.50 (as amended, the “2021 Note”) issued by Borrower to Streeterville on January 19, 2021 pursuant to that certain Note Purchase Agreement among the same parties dated as of the even date. Pursuant to the 2021 Note Amendment No. 3, (i) the maturity date of the 2021 Note is extended to July 1, 2026, and (ii) the Outstanding Balance (as defined in the 2021 Note) would be reduced by ten percent. Immediately following completion of such reduction, the Outstanding Balance would become $6,596,304.11.

On March 6, 2026, the Company also entered into an amendment (the “2025 Note Amendment”) with Streeterville to the secured promissory note in the original principal amount of $10,810,000.00 (the “2025 Note”) issued by the Company to Streeterville on November 12, 2025 pursuant to that certain Note Purchase Agreement among the same parties dated as of the even date. Pursuant to the 2025 Note Amendment, (i) the maturity date of the 2025 Note is extended to March 12, 2029, and (ii) immediately following the execution of the 2025 Note Amendment, the Outstanding Balance (as defined in the 2025 Note) would be $7,048,021.86.

The foregoing descriptions of the 2021 Note Amendment No. 3 and the 2025 Note Amendment do not purport to be complete and are qualified in their respective entirety by reference to the 2021 Note Amendment No. 3 and 2025 Note Amendment, copies of which are filed herewith as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

Security Agreement

On March 6, 2026, Napo entered into a security agreement (the “Security Agreement”) with Streeterville, pursuant to which, Napo agreed grant to Streeterville a security interest in the Lechlemer Collateral and the TDPRV Collateral (both as defined in the Security Agreement) to secure the Company’s obligations under the 2025 Note.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the Security Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Warrant Termination Agreement

On March 6, 2026, the Company entered into a warrant termination agreement (the “Warrant Termination Agreement”) with Uptown, Streeterville, and Iliad Research and Trading, L.P. (“Iliad”; and together with Uptown and Streeterville, collectively the “Investors”), pursuant to which, warrants exercisable into an aggregate of 48,211 shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) previously issued by the Company to the Investors would be terminated.

The foregoing description of the Warrant Termination Agreement does not purport to be complete and is qualified in its entirety by the Warrant Termination Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information contained above in Item 1.01 under the heading “Warrant Termination Agreement” is hereby incorporated by reference into this Item 1.02 in its entirety.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 under the headings “Royalty Interest Global Amendments” and “Note Amendments” is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Global Amendment No. 4 dated March 6, 2026, by and between Jaguar Health Inc. and Uptown Capital, LLC

4.2	Global Amendment No. 4 dated March 6, 2026, by and between Jaguar Health Inc. and Streeterville Capital, LLC

4.3	Amendment to the 2021 Note, dated March 6, 2026, by and among Jaguar Health Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC

4.4	Amendment to the 2025 Note, dated March 6, 2026, by and between Jaguar Health Inc. and Streeterville Capital, LLC

10.1	Security Agreement, dated March 6, 2026, by and between Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC

10.2	Warrant Termination Agreement, dated March 6, 2026, by and between Jaguar Health Inc., Uptown Capital, LLC, Streeterville Capital, LLC and Iliad Research and Trading, L.P.

104	Cover Page Interactive Data File (embedded wihtin the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jaguar Health, Inc

Date: March 9, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte President and Chief Executive Officer